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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  May 24, 1996
                                                      ------------

                               INAMED CORPORATION
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           (Exact name of registrant as specified in its charter)

         Florida                        0-7101                59-0920629
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(State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)

3800 Howard Hughes Parkway
Suite 900
Las Vegas, Nevada                                                  89109
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(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code:  702/791-3388
                                                           ------------

                                      N/A
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         (Former name or former address, if changed since last report)




                       Exhibit index located at page 3.

                                                             Page 1 of __ pages.
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ITEM 5.  OTHER EVENTS.

   On May 24, 1996, The Nasdaq Stock Market, Inc. ("Nasdaq") removed the Common Stock of Inamed Corporation, a Florida corporation (the "Registrant") from inclusion in the Nasdaq SmallCap Market for failure to meet the capital and surplus requirements for continued inclusion in such market.

   The Registrant announced on May 31, 1996 its preliminary earnings report for the month ended April 30, 1996 and released certain projected pro forma financial information for the three- and six-month periods ended June 30, 1996. The Registrant is releasing this information in connection with its ongoing discussions with Nasdaq regarding the eligibility of the Registrant for inclusion in the Nasdaq SmallCap Market. Copies of the released information are filed as exhibits to this Report.

   This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Known and unknown risks, uncertainties and other factors may cause actual results, performance or achievements of the Registrant, or its industry, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to general business and economic conditions and the competitive environment in which the Registrant operates, certain important factors that the Registrant believes could cause such results to differ include: potential developments in the numerous state court actions and the federal class action in the United States District Court, Northern District of Alabama, Southern Division, under Chief Judge Sam C. Pointer, Jr., U.S. District Court, regarding Master File No. C892-P-10000-S (Silicone Gel Breast Implants Product Liability Litigation MDL 926), in which the Registrant is a defendant, including the failure to achieve a settlement, the failure to achieve mandatory limited-fund non-opt class certification being sought by the Registrant and the possibility of continuing and new litigation leading to adverse results that could materially and adversely affect the Registrant; the Registrant's need for additional financing to meet operational, litigation and settlement needs and the uncertainty of generating or obtaining such funds; competition and technological uncertainty present in the medical device industry; the resource and competitive demands of research and development activities; the expense and other resources required to effect compliance with applicable federal, state and international regulation of the Registrant's activities and the uncertainties of timely obtaining necessary regulatory approvals for the Registrant's products, if at all; financial and other risks, including currency restrictions, currency exchange fluctuations and changes in foreign laws, affecting the Registrant's foreign operations; the Registrant's continuing exposure to product liability or product recall expenses; uncertainties relating to future governmental regulation of the medical products and services industries; reduced medical reimbursement rates for medical products and services; uncertainties regarding the protection afforded by the Registrant's


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existing and future patents and proprietary technology; and the expense associated with the prosecution and defense of such intellectual property. The foregoing factors are not intended to represent a complete list of the general or specific risks that may affect the Registrant. It should be recognized that other risks may be significant, presently or in the future, and the factors identified above may affect the Registrant to a greater extent than anticipated.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

         Not Applicable.

         (b)  Pro forma Financial Information.

         Not Applicable.

         (c)  Exhibits.

         See Exhibit Index.

                                 EXHIBIT INDEX

   The following exhibits are filed as part of this report:

   Exhibit    Exhibit
   Number     Description
   -------    -----------
     99.1     UNAUDITED CONSOLIDATED BALANCE SHEET
     99.2     UNAUDITED CONSOLIDATED INCOME STATEMENT
     99.3     PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
     99.4     PRO FORMA UNAUDITED CONSOLIDATED INCOME STATEMENT




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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INAMED CORPORATION,
                                       a Florida corporation
                                       (Registrant)



                                       By:  /s/ DONALD K. MCGHAN
                                            --------------------------
                                            Donald K. McGhan
                                            Chairman of the Board and President

Date:  May 31, 1996



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